                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 23, 2004
                                                          --------------

                               FIRST CAPITAL, INC.
                               -------------------
             (Exact name of registrant as specified in its charter)

      Indiana                          0-25023               35-2056949
      -------                       -------------          --------------
(State or other Jurisdiction of     (Commission            (IRS Employer
incorporation or organization)      File Number)          Identification No.)


220 Federal Drive N.W., Corydon, Indiana                      47112
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(Address of principal executive offices)                    (Zip Code)

                                 (812) 738-2198
                                 --------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                                 --------------
         (Former name or former address, if changed since last report.)

ITEM 7.   FINANCIAL STATEMENTS AND OTHER EXHIBITS.
          ---------------------------------------

      Exhibit 99.1   Press Release dated April 23, 2004.

ITEM 12.  RESULTS OF OPERATION AND FINANCIAL CONDITION.
          --------------------------------------------

      On April 23, 2004, First Capital, Inc., the holding company for First Harrison Bank, announced its financial results for the quarter ended March 31, 2004. The press release announcing financial results for the quarter ended March 31, 2004 is furnished as Exhibit 99.1 and incorporated herein by reference.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       FIRST CAPITAL, INC.


Dated: April 26, 2004                  By: /s/ William W. Harrod
                                           -------------------------------------
                                           William W. Harrod
                                           President and Chief Executive Officer

                                  EXHIBIT INDEX



    EXHIBIT                   DESCRIPTION
    -------                   -----------

     99.1             Press release April 23, 2004